Exhibit 99.1

PRESS RELEASE ONE

Liberty Homes Satisfies NASDAQ Request for Additional Information Subsequent to Deregistration of its Common Stock

Goshen, IN – May 20, 2004 – Liberty Homes, Inc. (NASDAQ symbols LIBHA & LIBHB) announced today that it has satisfied the NASDAQ Stock Market’s request for additional information, and, as a result, NASDAQ has suspended its halt on trading of the Company’s stock through May 21, 2004.

After consideration of the advantages and disadvantages of continuing its stock registration and the significant and increasing costs associated with such registration, the Company filed a Form 15 with the Securities and Exchange Commission to deregister its Class A and Class B common stock and suspend its reporting obligations under the Securities Exchange Act of 1934 on May 19, 2004.

As a result of the Company’s deregistration, trading of the Company’s Class A and Class B common stock on the NASDAQ Small Cap Market was halted at 4:04 p.m. on May 19, 2004.  On May 20, 2004, at 9:26 a.m., NASDAQ changed the reason for the trading halt to “additional information requested.”

The Company has complied with NASDAQ’s request for additional information and, as a result, NASDAQ has agreed to temporarily suspend the trading halt on the Company’s Class A and Class B Common Stock for through the end of trading on May 21, 2004.  During such period, the Company has agreed to continue making all reports required by the SEC, including reports on Forms 8-K, 10-K and 10-Q.

After such period, the Company’s common stock will no longer be eligible for quotation on the NASDAQ Small Cap Market.  The Company’s shares are, however, expected to be publicly traded “over the counter” and quoted by the Pink Sheets Electronic Quotation Service (primarily through its web site, www.pinksheets.com).  While the Company can provide no assurance that any broker-dealer will make a market in its stock, it has been advised that at least three broker-dealers may take steps necessary to begin market-making for the Company’s stock on the Pink Sheets.

The Company plans to continue providing periodic financial information and audited annual financial statements to shareholders for at least some period of time following its deregistration.  No assurance can be provided, however, as to how long the Company will provide such information.

Liberty Homes, headquartered in Goshen, Indiana, designs, manufactures and sells a broad line of single-, and multi-section manufactured and modular homes to numerous independent dealers throughout the United States.  The Company currently operates manufacturing plants in Indiana, Kansas, Wisconsin, Pennsylvania, Oregon, North Carolina and Alabama.

This news release contains forward-looking statements that involve risks and uncertainties, including, without limitation, statements relating to the future business performance of the Company, future markets and future market conditions for trading its common stock. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that such forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those in any forward-looking statements, including, without limitation, the unknown effects of deregistration and the unpredictability of market conditions, as well as numerous operational and economic conditions, particularly competitive pricing pressures, changes in market demand, the impact of cost reduction programs and other management initiatives, availability of financing for prospective purchasers of the Company’s homes and availability of floor plan financing for dealers, availability and pricing of raw materials, the Company’s contingent repurchase liabilities with respect to dealer financing, the Company’s reliance on independent dealers, and other risks indicated in the Company’s most recent Form 10-K and from time to time in other filings with the SEC.  Liberty Homes is not responsible for updating the information contained in this news release beyond the published date, or for changes made to this document by wire services or Internet services.

PRESS RELEASE TWO

Liberty Homes, Inc. Clarifies Press Release Regarding NASDAQ Request for Additional Information Subsequent to De-registration of its Common Stock

Goshen, IN – May 20, 2004 – Liberty Homes, Inc. (NASDAQ symbols LIBHA & LIBHB) has had  further discussions with the NASDAQ Stock Market concerning their request for additional information about the filing of Form 15 with the Securities and Exchange Commission to de-register the Liberty Homes, Inc. Class A and Class B common stock.  The Company clarifies its previously issued press release of this same date as follows.

CLARIFICATION:

NASDAQ will resume the trading of the Company’s Class A and Class B Common Stock beginning the morning of May 21, 2004 through the end of trading on that day.  During such period, the Company has agreed to continue making all reports required by the SEC, including reports on Forms 8-K, 10-K and 10-Q.

This news release contains forward-looking statements that involve risks and uncertainties, including, without limitation, statements relating to the future business performance of the Company, future markets and future market conditions for trading its common stock. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that such forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those in any forward-looking statements, including, without limitation, the unknown effects of deregistration and the unpredictability of market conditions, as well as numerous operational and economic conditions, particularly competitive pricing pressures, changes in market demand, the impact of cost reduction programs and other management initiatives, availability of financing for prospective purchasers of the Company’s homes and availability of floor plan financing for dealers, availability and pricing of raw materials, the Company’s contingent repurchase liabilities with respect to dealer financing, the Company’s reliance on independent dealers, and other risks indicated in the Company’s most recent Form 10-K and from time to time in other filings with the SEC.  Liberty Homes is not responsible for updating the information contained in this news release beyond the published date, or for changes made to this document by wire services or Internet services.

Additionally, the press release previously issued on this same day, May 20, 2004, is replicated in its entirety below.

PREVIOUSLY ISSUED PRESS RELEASE:

Liberty Homes Satisfies NASDAQ Request for Additional Information Subsequent to Deregistration of its Common Stock

Goshen, IN – May 20, 2004 – Liberty Homes, Inc. (NASDAQ symbols LIBHA & LIBHB) announced today that it has satisfied the NASDAQ Stock Market’s request for additional information, and, as a result, NASDAQ has suspended its halt on trading of the Company’s stock through May 21, 2004.

After consideration of the advantages and disadvantages of continuing its stock registration and the significant and increasing costs associated with such registration, the Company filed a Form 15 with the Securities and Exchange Commission to deregister its Class A and Class B common stock and suspend its reporting obligations under the Securities Exchange Act of 1934 on May 19, 2004.

As a result of the Company’s deregistration, trading of the Company’s Class A and Class B common stock on the NASDAQ Small Cap Market was halted at 4:04 p.m. on May 19, 2004.  On May 20, 2004, at 9:26 a.m., NASDAQ changed the reason for the trading halt to “additional information requested.”

The Company has complied with NASDAQ’s request for additional information and, as a result, NASDAQ has agreed to temporarily suspend the trading halt on the Company’s Class A and Class B Common Stock for through the end of trading on May 21, 2004.  During such period, the Company has agreed to continue making all reports required by the SEC, including reports on Forms 8-K, 10-K and 10-Q.

After such period, the Company’s common stock will no longer be eligible for quotation on the NASDAQ Small Cap Market.  The Company’s shares are, however, expected to be publicly traded “over the counter” and quoted by the Pink Sheets Electronic Quotation Service (primarily through its web site, www.pinksheets.com).  While the Company can provide no assurance that any broker-dealer will make a market in its stock, it has been advised that at least three broker-dealers may take steps necessary to begin market-making for the Company’s stock on the Pink Sheets.

The Company plans to continue providing periodic financial information and audited annual financial statements to shareholders for at least some period of time following its deregistration.  No assurance can be provided, however, as to how long the Company will provide such information.

Liberty Homes, headquartered in Goshen, Indiana, designs, manufactures and sells a broad line of single-, and multi-section manufactured and modular homes to numerous independent dealers throughout the United States.  The Company currently operates manufacturing plants in Indiana, Kansas, Wisconsin, Pennsylvania, Oregon, North Carolina and Alabama.

This news release contains forward-looking statements that involve risks and uncertainties, including, without limitation, statements relating to the future business performance of the Company, future markets and future market conditions for trading its common stock. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that such forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those in any forward-looking statements, including, without limitation, the unknown effects of deregistration and the unpredictability of market conditions, as well as numerous operational and economic conditions, particularly competitive pricing pressures, changes in market demand, the impact of cost reduction programs and other management initiatives, availability of financing for prospective purchasers of the Company’s homes and availability of floor plan financing for dealers, availability and pricing of raw materials, the Company’s contingent repurchase liabilities with respect to dealer financing, the Company’s reliance on independent dealers, and other risks indicated in the Company’s most recent Form 10-K and from time to time in other filings with the SEC.  Liberty Homes is not responsible for updating the information contained in this news release beyond the published date, or for changes made to this document by wire services or Internet services.